UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36409 (Commission File Number)	98-1141883 (I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia, (Address of principal executive offices)	V6E 3C9 (Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by City Office REIT, Inc. (the “Company”) on July 6, 2015 (the “Original Filing”) reporting the acquisition of the property known as DTC Crossroads, a 191,402 square foot Class A multi-tenant office property in the Denver Technological Center submarket of Denver, Colorado (the “Property”), to include the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired

The following Statements of Revenues and Certain Expenses for the Property are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditors.

Statement of Revenues and Certain Expenses for the three months ended March 31, 2015 and the year ended December 31, 2014.

Notes to Statement of Revenues and Certain Expenses for the three months ended March 31, 2015 and the year ended December 31, 2014.

(b) Pro Forma Consolidated Financial Statements

The following pro forma consolidated financial statements for the Company are set forth in Exhibit 99.2, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015 and the year ended December 31, 2014.

Notes to Unaudited Pro Forma Consolidated Financial Statements.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description

99.1	Statements of Revenues and Certain Expenses for the Property for the three months ended March 31, 2015 and the year ended December 31, 2014.

99.2	Unaudited Pro Forma Consolidated Financial Statements for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: July 17, 2015	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statements of Revenues and Certain Expenses for the Property for the three months ended March 31, 2015 and the year ended December 31, 2014.

99.2	Unaudited Pro Forma Consolidated Financial Statements for the Company.